Supplement dated March 15, 2011

to Prospectus dated May 1, 2010 for

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

on behalf of the

PRUBENEFIT SELECTSM Group Flexible Premium Variable Universal Life

Insurance Contracts

The following changes are applicable to the PruBenefit Select group flexible premium variable universal life insurance contracts (the “Group Contract”):

Effective March 15, 2011, the Variable Investment Options listed below offered under the Group Contract are closed to new contributions and transfers.

The Prudential Series Fund

➢     SP Growth Asset Allocation Portfolio (Class I)

DWS Variable Series II

➢    DWS Strategic Value VIP (Class A)

If you have any questions regarding this supplement, please call (800) 286-7754 (Monday through Friday between
9:00 a.m. and 6:00 p.m. Eastern time).

PruBenefit SelectSM is a group flexible premium variable universal life insurance contract issued by The Prudential Insurance Company of America (“Prudential”) and offered through Prudential Investment Management Services LLC (“PIMS”). Prudential is located at 751 Broad St., Newark, NJ 07102. PIMS is located at Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Both Prudential and PIMS are Prudential Financial companies and each is solely responsible for its contractual and financial obligations. The contract series number for PruBenefit SelectSM is 113550.

Life insurance contracts have exclusions, limitations, reductions of benefits, and terms for keeping them in force.

PBSSUPP100 Ed. 3/2011